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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2000



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                         COMMISSION FILE NUMBER 0-17714
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                           Biopool International, Inc.
             (Exact name of Registrant as specified in its charter)




           DELAWARE                                       58-1729436
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                       Identification No.)



                               6025 NICOLLE STREET
                            VENTURA, CALIFORNIA 93003
                    (Address of principal executive offices)



                                 (805) 654-0643
               (Registrant's telephone number including area code)




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ITEM 5.        OTHER EVENTS

     Reference is made to the press release of Registrant, issued on April 3, 2000, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit "A."










                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:       APRIL 5, 2000                      BIOPOOL INTERNATIONAL, INC.
       --------------------------              ---------------------------
                                               (Registrant)





                                               /S/ MICHAEL D. BICK, PH.D.
                                               --------------------------
                                               Michael D. Bick, Ph.D.
                                               Chief Executive Officer and
                                               Chairman of the Board


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                                    EXHIBIT A



CONTACTS:              Michael D. Bick, Ph.D.
                       Chairman and Chief Executive Officer

                       Carol Hill
                       Corporate Communications
                       (805) 654-0643


FOR IMMEDIATE RELEASE

                  COMPLAINT ALLEGING PATENT INFRINGEMENT FILED
                          AGAINST BIOPOOL INTERNATIONAL

VENTURA, California (April 3, 2000) -- Biopool International, Inc. (OTC BB:BIPL) today reported that Agen Biomedical Limited, a wholly-owned subsidiary of Biotech International Limited (BII.AX), an Australian corporation, filed a complaint against the Company in U.S. District Court in San Francisco, California, March 10, 2000. The complaint alleges that Biopool's manufacture and sale of D-dimer test kits in the U.S. directly infringes Agen's U.S. patent 4,758,524.
           Michael D. Bick, Ph.D., chairman and chief executive officer of Biopool, commented, "We have prepared and filed an answer. We believe the complaint to be without merit and that it will have no material impact on our financial position or results of operations."
           Founded in 1987, Biopool International develops, manufactures, and markets a full range of test kits to assess and diagnose disorders of blood coagulation, thrombotic risk factors, fibrinolysis, platelet function, and the vascular system and specialty toxicology controls used to monitor and measure the presence of drugs of abuse. The Company's product line is sold to hospitals, clinical laboratories, commercial reference laboratories, and research institutions on a worldwide basis by the Company's own sales representatives, as well as through an extensive network of distributors. To learn more about Biopool, visit the Company's website at http://www.biopool.com.

NOTE: This press release contains forward-looking statements including the expectation that a complaint filed against the Company will have no material impact on the Company's financial position or results of operations, which are based upon current expectations that involve a number of risks and uncertainties including, but not limited to, technological innovations of competitors, changes in health care regulations, litigation claims, foreign currency fluctuation, product acceptance or changes in government regulation of the Company's products, as well as other factors discussed in the Company's last Report on Form 10-K-SB under "Risk Factors."

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